ANNUAL REPORT

December 31, 1996

INVESCO
VARIABLE
INVESTMENT
FUNDS,
INC.

VIF-Industrial Income Portfolio

VIF-Total Return Portfolio

VIF-High Yield Portfolio

VIF-Utilities Portfolio

Economic Overview                                                  January 1997
    Overheating -- or headed into a recession? That's the question analysts have posed for months about the U.S. economy. During the third quarter of 1996, growth moderated to a "normal/dull" level of 2.2%. Representing a slowdown from the second quarter's relatively torrid pace of 4.7%, the current level of economic expansion should be moderate enough to stave off inflation fears. The rate of increase in wages, benefits, and prices for consumer and industrial goods has not accelerated over the past 12 months; the Consumer Price Index will likely end 1996 up at an annualized rate of about 3.0% -- in line with the historical average.
    The moderate inflation level represents a positive factor for the economy. At the same time, though, the longevity of the current expansion -- over six years -- remains a cause for concern; the post-World War II average is only four and a half years. Negative growth hasn't been experienced since the first quarter of 1993. If the growth rate again approaches 5%, many economists expect the Federal Reserve Board to launch a preemptive strike against inflation, with the concomitant danger of cutting the expansion short.
    Last summer, concern about the Fed and the national elections caused a pullback in equity markets. Since then, with the political status quo generally maintained vis-a-vis the president and Congress, and the economy slowing on its own, the S&P 500 resumed its upward hike.
    In comparison, investors in fixed-income securities experienced a bumpier ride in 1996. The second half of the year was smoother, as inflation fears waned and interest rates stabilized.
    1997 is a post-presidential election year, when the stock market typically drops, and volatility may well continue. Currently, valuations for many individual stocks appear high. Moderate action from the Fed over the winter -- an increase of 0.25% in short-term interest rates, for example -- might be interpreted by investors in a positive light, with a subsequent calming influence on price swings. Conversely, heavy-handed measures could be viewed as likely to trigger a recession, with negative consequences for corporate earnings estimates -- and stock prices; securities markets around the globe immediately dropped following Fed Chairman Alan Greenspan's December remark that current stock prices may reflect "irrational exuberance."

INVESCO Variable Investment
Funds, Inc.
    The line graphs on the following pages illustrate, for the period from inception through 12/31/96, the value of a $10,000 investment in each of the INVESCO Variable Investment Funds, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Past performance is not a guarantee of future results.)(1),(2)

VIF--Industrial Income Fund


                             Industrial Income Fund
                           Average Annual Total Return
                                as of 12/31/96(1)

                    1 year                             22.28%
                    -----------------------------------------
                    Since Inception (8/94)             21.46%
                    -----------------------------------------

     For the one-year period ended 12/31/96, VIF--Industrial Income Fund achieved a total return of 22.28%. During the same period, the S&P 500 had a total return of 22.90%, and the Lehman Government/Corporate Bond index had a total return of 2.90%. (Of course, past performance is not a guarantee of future results.)(1),(2)
    Over the past several months, the fund has gradually shifted its mix of holdings. In particular, we are placing less emphasis on fixed-income investments in favor of a higher proportion of equity securities, primarily common stocks. As of 12/31/95, debt obligations represented approximately 26% of the portfolio; 12 months later, this weighting had been decreased to about 18%. This strategic shift plus a disciplined stock selection process enabled us to nearly match the returns of the broad equity market in 1996.
    We have also modified our holdings among the different market sectors. Reflecting a change in the overall economic environment, we have decreased our emphasis on such areas as consumer cyclicals. Instead, we are currently favoring companies in strong positions to continue earnings growth despite a slower economy. Thus we added to our positions in the consumer staples industries. Newer holdings in this area include Procter & Gamble, SmithKline Beecham and Kellogg Co.

Graph:      VIF-Industrial Income Fund Total Return
            vs. S&P 500 and Lehman Government/Corporate Bond Index

    This line graph illustrates the value of a $10,000 investment in INVESCO VIF-Industrial Income Fund, plus reinvested dividends and capital gain distributions, for the period 8/10/94 (inception) through 12/31/96.

    As economic growth moderates, stock selection becomes ever more critical to long-term investment potential. We will continue to search out stocks offering earnings growth potential and current income based on a company's strong fundamentals, including leading market positions, high quality of management, strong balance sheets, and a good level of liquidity.
    On the fixed-income side, we are always extremely conscious of value, and seek to manage the portfolio with an eye towards interest rate risk management. Throughout 1996, we gradually decreased the average duration of the bond holdings, and anticipate maintaining a range of four to six years. (Shorter durations generally decrease market risk.)
    Over half of the portfolio's bonds are rated AAA/Government. We do include some lower-rated corporate bonds, which serve to enhance the fund's income flow. These holdings are of course carefully monitored to help ensure against any surprises.

Fund Management
     VIF--Industrial Income Fund is co-managed by two INVESCO senior vice presidents. Charles P. Mayer is responsible for the equity side of the portfolio. An industry veteran with 26 years of professional experience, he earned an MBA from St. John's University and a BA from St. Peter's College. Previously, Charlie was with Westinghouse Pension.
     Charlie is assisted by Albert M. Grossi. Now a vice president of INVESCO Trust Company, he began his investment career in 1974, and previously was with Westinghouse Pension Investments Corp., E.F. Hutton, and Shearson American Express. Al earned both his MBA and BA from Rutgers University.
    Donovan J. "Jerry" Paul serves as co-portfolio manager of the fund, concentrating on fixed-income securities. Jerry began his investment career in 1976; before joining INVESCO, he worked for Stein, Roe & Farnham Inc. as well as Quixote Investment Management. He earned an MBA from the University of Northern Iowa, and a BBA from the University of Iowa. He is a Chartered Financial Analyst and Certified Public Accountant.

VIF--Total Return Fund
     For the one-year period ended 12/31/96, VIF--Total Return Fund achieved a total return of 12.18%. During the same period, the S&P 500 had a total return of 22.90%, and the Lehman Government/Corporate Bond index had a total return of 2.90%. (Of course, past performance is not a guarantee of future results.)(1),(2) The fund allocates investments between stocks and bonds. Generally, about 30% of assets are invested in stocks, 30% in fixed-income securities, and the remaining 40% is focused on the asset class expected to produce superior returns. Holdings are gradually shifted according to changes in the stock and bond markets. As of 12/31/96, about 32% of assets were in government and corporate bonds, while 61% was focused on common stocks.

                                Total Return Fund
                            Average Annual Total Return
                                as of 12/31/96(1)

                    1 year                             12.18%
                    -----------------------------------------
                    Since Inception (6/94)             13.96%
                    -----------------------------------------

    Given the underperformance of the bond market relative to stocks in 1996, this strategy proved somewhat of a disadvantage last year. Over the long-term, however, we believe our asset allocation model may lead to superior returns, as bond holdings may cushion the fund in the event of a correction or bear market in stocks.

Graph:      VIF-Total Return Fund Total Return
            vs. S&P 500 and Lehman Government/Corporate Bond Index

    This line graph  illustrates  the value of a $10,000  investment  in INVESCO
    VIF-  Total  Return  Fund,  plus  reinvested   dividends  and  capital  gain
    distributions, for the period 6/2/94 (inception) through 12/31/96.


     Equity holdings are selected using a "bottom up" value process which emphasizes stocks with lower-than-market price/earnings, price/book, and debt/equity ratios; in particular, we analyze historical profitability relative to current price. Over the past few months, we have not made any major changes in our sector weightings. The fund continues to be well-diversified among large- and medium- sized quality companies; newer holdings include Great Lakes Chemical (chemicals), SuperValu Inc (foodstores-wholesale), Ohio Casualty (insurance), and Westvaco Corp (paper & paper products).
    Government and corporate bonds are evaluated based on two key criteria: valuation levels and analysis of Federal Reserve Board policy. Additionally, we consider the relative attractiveness of the corporate versus government and government agency markets, taking into consideration returns and relative risk levels.

Fund Management
    VIF--Total Return Fund is managed by Edward C. Mitchell, president of INVESCO Capital Management, Inc. He earned his MBA at the University of Colorado and a BA from the University of Virginia. Ed began his investment career in 1969.
    He is assisted by David S. Griffin, who began his investment career in 1982. David holds an MBA from the College of William & Mary, as well as a BA from Ohio Wesleyan University. He is a Chartered Financial Analyst.

VIF--High Yield Fund

                                  High Yield Fund
                             Average Annual Total Return
                                 as of 12/31/96(1)

                    1 year                             16.59%
                    -----------------------------------------
                    Since Inception (6/94)             13.96%
                    -----------------------------------------

    For the one-year period ended 12/31/96, VIF--High Yield Fund achieved a total return of 16.59%, easily outperforming the Merrill Lynch High Yield Index, which over the same period had a total return of 11.07%. While fixed-income investments as a group underperformed the broad stock market, lower rated bonds did relatively better than other debt obligations during this difficult year. (Of course, past performance is not a guarantee of future results.)(1),(2)
    While the U.S. economy is not exactly roaring, there are no indications that it will decline into a recession any time soon. As a result, the economic environment bodes well for corporate creditworthiness; we are on the lookout for certain firms to experience improving fundamentals leading to credit upgrades, and potential price appreciation. Continuing credit risk analysis is thus a key facet of our overall strategy, with a focus on "bottom up" analysis. Approximately two-thirds of the portfolio is invested in bonds rated B, compared to about 55% one year ago.

Graph:      VIF-High Yield Fund Total Return
            vs. Merrill Lynch High Yield Master Index

    This line graph  illustrates  the value of a $10,000  investment  in INVESCO
    VIF-  High  Yield  Fund,   plus   reinvested   dividends  and  capital  gain
    distributions, for the period 5/27/94 (inception) through 12/31/96.

    The fund's holdings are diversified across a wide variety of industries, with a particular emphasis on consumer cyclical and utilities companies. Areas of special interest to us include cable television, broadcasting, and communications, where corporate merger and acquisition activity may benefit portfolio holdings in the future.
    Duration is a measure of market risk -- generally, the lower the duration, the lower the risk. We anticipate maintaining a range of four to six years, a moderately defensive posture.

Fund Management
     VIF--High Yield Fund is managed by Donovan J. "Jerry" Paul. Jerry began his investment career in 1976; before joining INVESCO, he worked for Stein, Roe & Farnham Inc. as well as Quixote Investment Management. He earned an MBA from the University of Northern Iowa, and a BBA from the University of Iowa. He is a Chartered Financial Analyst and Certified Public Accountant.

VIF--Utilities Fund
    For the one-year period ended 12/31/96, VIF--Utilities Fund achieved a total return of 12.76%. During the same period, the Dow Jones Utilities Index had a total return of 3.16%. Utilities stocks suffered from market pressure similar to that endured by the broad fixed-income market in 1996; however, through careful stock selection and active management, the fund strongly outperformed the utilities index. (Of course, past performance is not a guarantee of future results.)(1),(2)
    We tend to focus the fund on companies with relatively good earnings growth prospects in defensible market positions. For this reason, we underweighted telecommunications over the past 12 months. These stocks will be strongly affected by changes in the regulatory environment, and we are keeping a "wait-and-see" attitude towards this area until the outlook becomes clearer. In the past six months, we closed positions in firms which had either reached our target price or which we believed had a weaker earnings outlook. A few new names were added to this area, including Deutsche Telekom AG and NEXTEL Communications.
    We have increased our exposure to the natural gas industry. This reflects a cyclical shift, as natural gas reserves have been depleted to an extent over 1996, and usage over the winter may be anticipated to remain relatively strong. Since last June, we have taken a position in PanEnergy Corp, an oil & gas-related company, as well as three production/pipeline companies -- NGC Corp, TransCanada PipeLines, and Williams Cos.

                                  Utilities Fund
                             Average Annual Total Return
                                 as of 12/31/96(1)

                    1 year                             12.76%
                    -----------------------------------------
                    Since Inception (1/95)             10.90%
                    -----------------------------------------

    Electric utilities have become an even more important focus for us over the past year; they represent about 32% of holdings, compared to about 25% six months ago. We are seeking to emphasize high quality, low cost companies with strong competitive positions. Positions opened over the past six months include TNP Enterprises, GPU Inc, KU Energy, and Southern Co.

Graph:      VIF-Utilities Fund Total Return
            vs. Dow Jones Utilities Index

    This line graph  illustrates  the value of a $10,000  investment  in INVESCO
    VIF-   Utilities   Fund,   plus   reinvested   dividends  and  capital  gain
    distributions, for the period 1/1/95 (inception) through 12/31/96.

Fund Management
    VIF--Utilities Fund has been managed by Jeffrey Morris since 1996. He is a Chartered Financial Analyst, and earned his BSBA from Colorado State University. Jeff joined INVESCO in 1991.

(1) Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(2) The S&P 500 is an unmanaged index considered representative of the performance of the broad U.S. stock market. The Dow Jones Utilities Index is an unmanaged index of utilities stocks. The Lehman Government/Corporate Bond and Merrill Lynch High Yield Index are unmanaged indexes indicative of the broad fixed-income and high yield markets, respectively.

                         INVESCO Variable Investment Funds, Inc.
                           Statement of Investment Securities
                                 December 31, 1996
---------------------------------------------------------------------------------------------
                                                  Country     Shares, Units
                                                  Code if      or Principal
Description                                        Non US            Amount             Value
---------------------------------------------------------------------------------------------
HIGH YIELD Portfolio
FIXED INCOME SECURITIES  84.47%
Corporate Bonds 81.26%
AEROSPACE & DEFENSE 0.81%
Howmet Corp, Sr Sub Notes, 10.000%, 12/1/2003                      $100,000          $109,000
                                                                                 ------------
AUTOMOBILE RELATED 0.63%
Harvard Industries, Sr Notes, 11.125%, 8/1/2005                     100,000            83,750
                                                                                 ------------
BROADCASTING 8.91%
Allbritton Communications, Sr Sub Deb
   11.500%, 8/15/2004                                               100,000           105,500
   Series B, 9.750%, 11/30/2007                                     200,000           194,500
American Radio Systems, Gtd
   Sr Sub Notes, 9.000%, 2/1/2006                                   250,000           246,250
Benedek Communications, Sr Sub
   Discount Step-Up Notes
   Zero Coupon^^, 5/15/2006                                         250,000           143,750
Chancellor Broadcasting, Sr Sub
   Notes, 9.375%, 10/1/2004                                         150,000           151,500
Granite Broadcasting, Sr Sub Notes,
   9.375%, 12/1/2005                                                100,000            96,750
Jacor Communications, Gtd Sr Sub
   Notes, 9.750%, 12/15/2006                                        250,000           255,313
                                                                                 ------------
                                                                                    1,193,563
                                                                                 ------------
BUILDING & CONSTRUCTION RELATED 1.55%
Ryland Group, Sr Notes,
   10.500%, 7/1/2006                                                200,000           208,000
                                                                                 ------------
CABLE TELEVISION 6.21%
Kabelmedia Holding GmbH,
   Sr Discount Step-Up Notes
   Zero Coupon^^, 8/1/2006                             GM           100,000            55,500
Marcus Cable LP/Marcus Cable
   Capital III, Sr Deb
   11.875%, 10/1/2005                                               100,000           107,250
TV Filme, Sr Notes^,
   12.875%, 12/15/2004                                 BR           200,000           200,750
UIH Australia/Pacific, Sr Discount
   Step-Up Notes, Series B Zero
   Coupon^^, 5/15/2006                                 AS           450,000           235,125




United Interational Holdings,
   Sr Secured Discount Notes
   Zero Coupon, 11/15/1999                                          100,000            71,000
Videotron Holdings PLC, Sr Discount
   Step-Up Notes Zero Coupon^^,
   8/15/2005                                           UK           200,000           162,500
                                                                                 ------------
                                                                                      832,125
                                                                                 ------------
CHEMICALS 2.83%
Freedom Chemical, Sr Sub Notes^,
   10.625%, 10/15/2006                                              250,000           262,500
Sterling Chemicals Holdings, Sr
   Secured Discount Step-Up Notes
   Zero Coupon^^, 8/15/2008                                         200,000           117,000
                                                                                 ------------
                                                                                      379,500
                                                                                 ------------
DIVERSIFIED COMPANIES 1.10%
Jordan Industries, Sr Notes,
   10.375%, 8/1/2003                                                150,000           147,750
                                                                                 ------------
ELECTRICAL EQUIPMENT 0.77%
Motors & Gears, Sr Notes, Series A^,
   10.750%, 11/15/2006                                              100,000           103,500
                                                                                 ------------
ELECTRONICS 1.96%
Celestica International, Gtd Sr
   Sub Notes^, 10.500%, 12/31/2006                     CA           250,000           262,500
                                                                                 ------------
FOOD PRODUCTS & BEVERAGES 2.72%
Gorges/Quick-to-Fix Foods,
   Sr Sub Notes^, 11.500%, 12/1/2006                                100,000           103,625
International Home Foods, Sr Sub
   Notes^, 10.375%, 11/1/2006                                       250,000           260,000
                                                                                 ------------
                                                                                      363,625
                                                                                 ------------
GAMING 6.67%
Casino America, Gtd Sr Secured
   Notes, 12.500%, 8/1/2003                                         100,000            94,875
Players International, Sr Notes,
   10.875%, 4/15/2005                                               100,000            99,375
Station Casinos, Sr Sub Notes,
   9.625%, 6/1/2003                                                 250,000           247,500
Trump Hotels & Casino Resorts
   Holdings LP/Trump Hotels & Casino
   Resorts Funding, Sr Secured Notes,
   15.500%, 6/15/2005                                               200,000           229,000
Trump's Castle Funding, Mortgage
   Notes, 11.750%, 11/15/2003                                       250,000           221,875
                                                                                 ------------
                                                                                      892,625
                                                                                 ------------




HEALTH CARE RELATED 0.79%
Quest Diagnostics, Gtd Sr Sub
   Notes, 10.750%, 12/15/2006                                       100,000           105,000
                                                                                 ------------
INDUSTRIAL 1.91%
Rayovac Corp, Sr Sub Notes^,
   10.250%, 11/1/2006                                               250,000           256,250
                                                                                 ------------
MANUFACTURING 3.85%
Goss Graphic Systems, Sr Sub
   Notes, 12.000%, 10/15/2006                                       250,000           257,500
Newport News Shipbuilding, Sr Sub
   Notes^, 9.250%, 12/1/2006                                        250,000           257,812
                                                                                 ------------
                                                                                      515,312
                                                                                 ------------
OIL & GAS RELATED 6.37%
Clark (R & M) Holdings, Sr
   Secured Notes, Series A
   Zero Coupon, 2/15/2000                                           100,000            71,750
HS Resources, Sr Sub Notes^,
   9.250%, 11/15/2006                                               250,000           255,625
National Energy Group, Sr Notes^,
   10.750%, 11/1/2006                                               250,000           262,500
Parker Drilling, Gtd Sr Notes^,
   9.750%, 11/15/2006                                               250,000           263,125
                                                                                 ------------
                                                                                      853,000
                                                                                 ------------
PAPER & PAPER PRODUCTS 2.14%
Riverwood International, Gtd Sr
   Notes, 10.250%, 4/1/2006                                         100,000            98,500
Tembec Finance, Gtd Sr Notes,
   9.875%, 9/30/2005                                   CA           200,000           188,500
                                                                                 ------------
                                                                                      287,000
                                                                                 ------------
POLLUTION CONTROL EQUIPMENT &
   SERVICES 1.96%
Allied Waste North America, Sr
   Sub Notes^, 10.250%, 12/1/2006                                   250,000           262,188
                                                                                 ------------
PUBLISHING 2.45%
Affiliated Newspaper Investments,
   Sr Discount Step-Up Deb
   Zero Coupon^^, 7/1/2006                                          400,000           328,000
                                                                                 ------------
RECREATION PRODUCTS & SERVICES 2.24%
LodgeNet Entertainment, Sr Notes^,
   10.250%, 12/15/2006                                              300,000           300,000
                                                                                 ------------
RETAIL 0.72%
Food 4 Less Holdings, Sr Sub Deb**,
   13.625%, 6/15/2007                                               100,000            96,857
                                                                                 ------------





TELECOMMUNICATIONS 21.21%
Brooks Fiber Properties, Sr Discount
   Step-Up Notes^ Zero Coupon^^,
   11/1/2006                                                        250,000           159,375
Centennial Cellular, Sr Notes,
   8.875%, 11/1/2001                                                250,000           243,750
Comcast Cellular, Sr Participating
   Notes, Series B Zero Coupon,
   3/5/2000                                                         100,000            72,000
CommNet Cellular
   Sr Sub Discount Step-Up Notes,
   Zero Coupon^^, 9/1/2003                                          200,000           182,000
  Sub Notes, 11.250%, 7/1/2005                                      100,000           106,000
Dial Call Communications, Sr Discount
   Step-Up Notes Zero Coupon^^,
   4/15/2004                                                        300,000           213,750
GST USA, Gtd Sr Discount
   Exchangeable Step-Up Notes
   Zero Coupon^^, 12/15/2005                                        100,000            61,000
MDC Communications, Sr Sub Notes,
   10.500%, 12/1/2006                                  CA           100,000           103,125
Microcell Telecommunications, Sr
   Discount Step-Up Notes, Series B
   Zero Coupon^^, 6/1/2006                                          500,000           276,250
NEXTLINK Communications LLC, Sr
   Notes, 12.500%, 4/15/2006                                        250,000           268,125
OmniPoint Corp, Sr Notes, Series A^,
   11.625%, 8/15/2006                                               250,000           260,000
PanAmSat LP/PanAmSat Capital, Sr Sub
   Discount Step-Up Notes
   Zero Coupon^^, 8/1/2003                                          200,000           185,500
PhoneTel Technologies, Sr Notes,
   12.000%, 12/15/2006                                              100,000           103,500
PriCellular Wireless
   Sr Notes^, 10.750%, 11/1/2004                                    250,000           259,375
  Sr Sub Discount Step-Up Notes,
   Zero Coupon^^, 10/1/2003                                         100,000            85,500
Western Wireless, Sr Sub Notes,
   10.500%, 6/1/2006                                                250,000           261,562
                                                                                 ------------
                                                                                    2,840,812
                                                                                 ------------
TEXTILES & APPAREL MANUFACTURERS 0.72%
Reeves Industries, Sr Notes,
   11.000%, 7/15/2002                                               100,000            96,000
                                                                                 ------------
TRANSPORTATION 1.91%
Continental Airlines, Sr Notes^,
   9.500%, 12/15/2001                                               250,000           255,000
                                                                                 ------------
UTILITIES 0.83%
Niagara Mohawk Power, Secured
   Facil Bonds, 8.770%, 1/1/2018                                    114,000           111,229
                                                                                 ------------





   TOTAL CORPORATE BONDS
     (Cost $10,595,298)                                                            10,882,586
                                                                                 ------------
Asset-Backed Securities 1.25%
FINANCE RELATED 1.25%
DR Structured Finance, Secured Lease
   Trust Pass-Through Certificates,
   Series 1994, Class A-2, 8.375%,
   8/15/2015 (Cost $165,210)                                        200,000           168,000
                                                                                 ------------
Foreign Government Obligations 1.96%
Argentina Republic, Global Bonds,
   11.000%, 10/9/2006
   (Cost $248,957)                                     AR           250,000           261,875
                                                                                 ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $11,009,465)                                                              11,312,461
                                                                                 ------------
PREFERRED STOCKS & WARRANTS 6.57%
BROADCASTING 2.55%
Chancellor Radio Broadcasting, Sr Cum
   Exchangeable Pfd Series A, 12.250%~                                1,000           110,000
Paxson Communications, Exchangeable
   Pfd, 12.500%~                                                        250           232,500
                                                                                 ------------
                                                                                      342,500
                                                                                 ------------
CABLE TELEVISION 1.11%
Cablevision Systems, Cum Exchangeable
   Pfd, Series H, 11.750%~                                            1,589           148,571
                                                                                 ------------
HEALTH CARE RELATED 1.90%
Fresenius Medical Care Capital Trust,
   Gtd Trust Pfd, 9.000%~                                               250           254,375
                                                                                 ------------
TELECOMMUNICATIONS 1.01%
IntelCom Group USA, Mandatory
   Exchangeable Pfd~                                                    100           107,000
Microcell Telecommunications
   Conditional Warrants^ (Exp 2006)*                                  2,000            14,000
   Warrants^ (Exp 2006)*                                              2,000            14,000
                                                                                 ------------
                                                                                      135,000
                                                                                 ------------
TOTAL PREFERRED STOCKS & WARRANTS
   (Cost $870,562)                                                                    880,446
                                                                                 ------------
OTHER SECURITIES 4.41%
CABLE TELEVISION 1.10%
United International Holdings, Units
   (Each unit consists of one $1,000 face
   amount Sr Secured Discount Note,
   Zero Coupon, 11/15/1999 and 1 wrnt to
   purchase 4.535 shrs
   of cmn stock)                                                        200           147,000
                                                                                 ------------



RETAIL 0.37%
InterAct Systems, Units^ (Each unit consists
   of one $1,000 face amount Sr Discount
   Step-Up Note, 14.000%, 8/1/2003 and 1 wrnt
   to purchase 1 shr of cmn stock)                                      100            50,000
                                                                                 ------------
TELECOMMUNICATIONS 2.94%
COLT Telecom Group PLC, Units (Each unit
   consists of one $1,000 face amount Sr
   Discount Step-Up Note, Zero Coupon^^,
   12/15/2006)                                         UK               250           150,000
International Wireless Communications
   Holdings, Units^ (Each unit consists
   of one $1,000 face amount Sr Secured
   Discount Note Zero Coupon, 8/15/2001
   and 1 wrnt to purchase 1 shr of
   cmn stock)                                                           200           109,000
Occidente y Caribe Celular SA, Units^
   (Each unit consists of one $1,000 face
   amount Sr Discount  Step-Up Note, Zero
   Coupon^^ 3/15/2004 and 4 wrnts to
   purchase 5.709 shrs of cmn stock
   each)                                               CO               225           135,000
                                                                                 ------------
                                                                                      394,000
                                                                                 ------------
TOTAL OTHER SECURITIES
   (Cost $587,407)                                                                    591,000
                                                                                 ------------
SHORT-TERM INVESTMENTS -
   REPURCHASE AGREEMENTS 4.55%
Repurchase Agreement with State Street Bank
   & Trust Co dated 12/31/1996 due 1/2/1997
   at 6.500%, repurchased at $609,220
   (Collateralized  by US Treasury
   Bonds due 11/15/2016 at 7.500% value
   $623,825) (Cost $609,000)                                        609,000           609,000
                                                                                 ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
  (Cost $13,076,434#)                                                              13,392,907
                                                                                 ============

INDUSTRIAL INCOME Portfolio
COMMON STOCKS 73.99%
AEROSPACE & DEFENSE 3.29%
General Motors Class H                                                3,000           168,750
Northrop Grumman                                                      3,000           248,250
Sundstrand Corp                                                       7,000           297,500
                                                                                 ------------
                                                                                      714,500
                                                                                 ------------






AUTOMOBILE RELATED 0.60%
Chrysler Corp                                                         2,000            66,000
Ford Motor                                                            2,000            63,750
                                                                                 ------------
                                                                                      129,750
                                                                                 ------------
BANKING 3.40%
BankAmerica Corp                                                      2,000           199,500
CoreStates Financial                                                  8,000           415,000
First Chicago NBD                                                     2,267           121,851
                                                                                 ------------
                                                                                      736,351
                                                                                 ------------
BIOTECHNOLOGY 1.69%
Biogen Inc*                                                           3,000           116,250
Gilead Sciences*                                                     10,000           250,000
                                                                                 ------------
                                                                                      366,250
                                                                                 ------------
BROADCASTING 0.56%
Belo (A H) Corp Class A                                               3,500           122,062
                                                                                 ------------
BUILDING & CONSTRUCTION RELATED 0.87%
Fluor Corp                                                            3,000           188,250
                                                                                 ------------
CHEMICALS 3.63%
Agrium Inc                                                           15,000           206,250
Air Products & Chemicals                                              5,000           345,625
ARCO Chemical                                                         2,000            98,000
Lawter International                                                  5,000            63,125
Olin Corp                                                             2,000            75,250
                                                                                 ------------
                                                                                      788,250
                                                                                 ------------
CLEANING PRODUCTS 1.98%
Procter & Gamble                                                      4,000           430,000
                                                                                 ------------
COMPUTER RELATED 2.68%
Hewlett-Packard Co                                                    3,000           150,750
International Business Machines                                       1,000           151,000
SABRE Group Holdings Class A*                                        10,000           278,750
                                                                                 ------------
                                                                                      580,500
                                                                                 ------------
COSMETICS & PERSONAL CARE 1.42%
Nu Skin Asia Pacific Class A*                                        10,000           308,750
                                                                                 ------------
DIVERSIFIED COMPANIES 1.43%
General Electric                                                      2,000           197,750
Kansas City Southern Industries                                       2,500           112,500
                                                                                 ------------
                                                                                      310,250
                                                                                 ------------





ELECTRICAL EQUIPMENT 1.79%
Emerson Electric                                                      3,000           290,250
Honeywell Inc                                                         1,500            98,625
                                                                                 ------------
                                                                                      388,875
                                                                                 ------------
ELECTRONICS 2.09%
Intel Corp                                                            2,000           261,875
Texas Instruments                                                     3,000           191,250
                                                                                 ------------
                                                                                      453,125
                                                                                 ------------
FINANCE RELATED 2.54%
Associates First Capital Class A                                      8,000           353,000
Dean Witter Discover                                                  3,000           198,750
                                                                                 ------------
                                                                                      551,750
                                                                                 ------------
FOOD PRODUCTS & BEVERAGES 4.86%
Anheuser-Busch Cos                                                    8,000           320,000
General Mills                                                         2,000           126,750
Heinz (H J) Co                                                        6,725           240,419
Kellogg Co                                                            5,000           328,125
Quaker Oats                                                           1,000            38,125
                                                                                 ------------
                                                                                    1,053,419
                                                                                 ------------
HOTELS 0.72%
Hilton Hotels                                                         6,000           156,750
                                                                                 ------------
INSURANCE 5.41%
Allmerica Financial                                                   6,000           201,000
American States Financial                                            10,000           265,000
Ohio Casualty                                                         5,000           177,500
St Paul Cos                                                           3,000           175,875
Travelers/Aetna Property Casualty Class A                            10,000           353,750
                                                                                 ------------
                                                                                    1,173,125
                                                                                 ------------
MANUFACTURING 1.24%
AlliedSignal Inc                                                      4,000           268,000
                                                                                 ------------
MEDICAL EQUIPMENT & SUPPLIES 0.80%
Becton Dickinson & Co                                                 4,000           173,500
                                                                                 ------------
MEDICAL RELATED - DRUGS 5.97%
Glaxo Wellcome PLC Sponsored ADR                                     10,000           317,500
Merck & Co                                                            3,000           237,750
Novo-Nordisk A/S ADR                                                  2,000            93,500
SmithKline Beecham PLC ADR
   Representing Ord A Shrs                                            4,000           272,000
Warner-Lambert Co                                                     5,000           375,000
                                                                                 ------------
                                                                                    1,295,750
                                                                                 ------------





MINING 0.41%
Newmont Mining                                                        2,000            89,500
                                                                                 ------------
OIL & GAS RELATED 5.33%
Amoco Corp                                                            1,000            80,500
Atlantic Richfield                                                      700            92,750
Dresser Industries                                                    4,000           124,000
Exxon Corp                                                            1,000            98,000
Schlumberger Ltd                                                      1,000            99,875
Sonat Inc                                                             3,000           154,500
USX-Marathon Group                                                   10,000           238,750
Union Pacific Resources Group                                         5,000           146,250
Unocal Corp                                                           3,000           121,875
                                                                                 ------------
                                                                                    1,156,500
                                                                                 ------------
PAPER & PAPER PRODUCTS 2.69%
Albany International Class A                                          5,000           115,625
Champion International                                                2,000            86,500
Kimberly-Clark Corp                                                   4,000           381,000
                                                                                 ------------
                                                                                      583,125
                                                                                 ------------
PHOTOGRAPHY SERVICES 0.40%
Polaroid Corp                                                         2,000            87,000
                                                                                 ------------
PUBLISHING 0.77%
Donnelley (R R) & Sons                                                2,000            62,750
News Corp Ltd ADR                                                     5,000           104,375
                                                                                 ------------
                                                                                      167,125
                                                                                 ------------
REAL ESTATE RELATED 0.80%
Patriot American Hospitality                                          4,000           172,500
                                                                                 ------------
RETAIL 3.88%
Dayton Hudson                                                         5,000           196,250
May Department Stores                                                 3,000           140,250
Penney (J C) Co                                                       4,000           195,000
Toys "R" Us*                                                          5,000           150,000
Wal-Mart Stores                                                       7,000           160,125
                                                                                 ------------
                                                                                      841,625
                                                                                 ------------
TELECOMMUNICATIONS 4.92%
Deutsche Telekom AG Sponsored ADR*                                   34,000           692,750
Frontier Corp                                                         5,000           113,125
Lucent Technologies                                                   3,000           138,750
Motorola Inc                                                          2,000           122,750
                                                                                 ------------
                                                                                    1,067,375
                                                                                 ------------






TRANSPORTATION 0.66%
Conrail Inc                                                           1,148           114,370
KLM Royal Dutch Airlines New York
   Registered Shrs                                                    1,000            27,875
                                                                                 ------------
                                                                                      142,245
                                                                                 ------------
UTILITIES 7.16%
Ameritech Corp                                                        3,000           181,875
Bell Atlantic                                                         3,000           194,250
BellSouth Corp                                                        4,000           161,500
GTE Corp                                                              3,500           159,250
IES Industries                                                       10,000           298,750
KN Energy                                                             5,000           196,250
NYNEX Corp                                                            2,000            96,250
SBC Communications                                                    3,000           155,250
US WEST Communications Group                                          3,400           109,650
                                                                                 ------------
                                                                                    1,553,025
                                                                                 ------------
TOTAL COMMON STOCKS
   (Cost $14,004,495)                                                              16,049,227
                                                                                 ------------
PREFERRED STOCKS 0.24%
MINING 0.24%
Amax Gold, $3.75, Conv Pfd, Series B
   (Cost $48,795)                                                     1,000            52,625
                                                                                 ------------
FIXED INCOME SECURITIES 17.68%
US Government Obligations 3.48%
US Treasury Notes, 6.500%, 5/15/2005
   (Cost $782,609)                                                  750,000           755,390
US Government Agency Obligations 6.68%
Federal Home Loan Mortgage, Gold,
   Participation Certificates
   6.500%, 8/1/2011
   (Cost $1,438,515)                                              1,474,927         1,449,232
                                                                                 ------------
Corporate Bonds 7.52%
BROADCASTING 0.93%
Allbritton Communications, Sr Sub Deb,
   Series B 9.750%, 11/30/2007                                      100,000            97,250
EZ Communications, Gtd Sr Sub Notes,
   9.750%, 12/1/2005                                                100,000           104,250
                                                                                 ------------
                                                                                      201,500
                                                                                 ------------







BUILDING & CONSTRUCTION RELATED 0.93%
USG Corp, Deb, 8.750%, 3/1/2017                                     200,000           202,000
                                                                                 ------------
CABLE TELEVISION 1.46%
Continental Cablevision, Sr Sub Deb,
   11.000%, 6/1/2007                                                200,000           228,485
Videotron Holdings PLC, Sr Discount
   Notes, 11.125%, 7/1/2004                                         100,000            87,750
                                                                                 ------------
                                                                                      316,235
                                                                                 ------------
FINANCE RELATED 0.46%
General Motors Acceptance, Medium-
   Term Notes, 6.700%, 4/25/2001                                    100,000           100,472
                                                                                 ------------
GAMING 0.41%
Trump's Castle Funding, Mortgage
   Notes, 11.750%, 11/15/2003                                       100,000            88,750
                                                                                 ------------
HEALTH CARE RELATED 0.51%
Tenet Healthcare, Sr Sub Notes,
   10.125%, 3/1/2005                                                100,000           110,500
                                                                                 ------------
MOTION PICTURES & TELEVISION 0.44%
Viacom Inc, Sub Deb, 8.000%, 7/7/2006                               100,000            95,682
                                                                                 ------------
OIL & GAS RELATED 0.48%
Clark Oil & Refining, Sr Notes,
   10.500%, 12/1/2001                                               100,000           103,500
                                                                                 ------------
RECREATION PRODUCTS & SERVICES 0.24%
United Artists Theatre Circuit,
   Sr Secured Notes, Series B
   11.500%, 5/1/2002                                                 50,000            52,625
                                                                                 ------------
TELECOMMUNICATIONS 0.43%
PanAmSat LP/PanAmSat Capital,
   Sr Sub Discount Step-Up Notes
   Zero Coupon^^, 8/1/2003                                          100,000            92,750
                                                                                 ------------
TRANSPORTATION 0.23%
Teekay Shipping, Gtd 1st Pfd Ship
   Mortgage Notes, 8.320%, 2/1/2008                                  50,000            49,813
                                                                                 ------------
UTILITIES 1.00%
DQU-II Funding, Collateral Lease
   Bonds, 8.700%, 6/1/2016                                          200,000           216,164
                                                                                 ------------
TOTAL CORPORATE BONDS
   (Cost $1,628,768)                                                                1,629,991
                                                                                 ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $3,849,892)                                                                3,834,613
                                                                                 ------------





SHORT-TERM INVESTMENTS -
   REPURCHASE AGREEMENTS 8.09%
Repurchase Agreement with State Street Bank
   & Trust Co dated 12/31/1996 due 1/2/1997
   at 6.500%, repurchased at $1,754,633
   (Collateralized by US Treasury
   Bonds due 11/15/2016 at 7.500%
   value $1,794,186) (Cost $1,754,000)                            1,754,000         1,754,000
                                                                                 ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $19,657,182#)                                                             21,690,465
                                                                                 ============

TOTAL RETURN Portfolio
COMMON STOCKS 60.97%
AEROSPACE & DEFENSE 2.58%
Boeing Co                                                             1,100           117,012
Lockheed Martin                                                       1,300           118,950
Raytheon Co                                                           2,200           105,875
                                                                                 ------------
                                                                                      341,837
                                                                                 ------------
AGRICULTURAL 1.02%
Archer-Daniels-Midland Co                                             6,145           135,190
                                                                                 ------------
AUTOMOBILE RELATED 1.20%
Ford Motor                                                            5,000           159,375
                                                                                 ------------
BANKING 5.51%
Comerica Inc                                                          1,900            99,513
First Chicago NBD                                                     2,600           139,750
First of America Bank                                                 2,200           132,275
First Union                                                           1,500           111,000
State Street Boston                                                   2,100           135,450
Wachovia Corp                                                         2,000           113,000
                                                                                 ------------
                                                                                      730,988
                                                                                 ------------
BUSINESS & COMMERCIAL SERVICES 0.47%
Cognizant Corp*                                                       1,900            62,700
                                                                                 ------------
CHEMICALS 2.07%
Akzo Nobel NV Sponsored ADR                                           1,600           108,000
Great Lakes Chemical                                                  1,900            88,825
Imperial Chemical Industries PLC ADR                                  1,500            78,000
                                                                                 ------------
                                                                                      274,825
                                                                                 ------------
COMPUTER RELATED 2.07%
Compaq Computer*                                                      2,000           148,500
Hewlett-Packard Co                                                    2,500           125,625
                                                                                 ------------
                                                                                      274,125
                                                                                 ------------






DIVERSIFIED COMPANIES 5.69%
du Pont (E I) de Nemours                                              1,400           132,125
General Electric                                                      1,300           128,537
Hanson PLC Sponsored ADR                                              9,000            60,750
Minnesota Mining & Manufacturing                                      1,600           132,600
National Service Industries                                           5,000           186,875
Textron Inc                                                           1,200           113,100
                                                                                 ------------
                                                                                      753,987
                                                                                 ------------
FINANCE RELATED 1.58%
Deluxe Corp                                                           5,000           163,750
Dun & Bradstreet                                                      1,900            45,125
                                                                                 ------------
                                                                                      208,875
                                                                                 ------------
FOOD PRODUCTS & BEVERAGES 5.23%
Anheuser-Busch Cos                                                    3,000           120,000
General Mills                                                         1,700           107,737
Heinz (H J) Co                                                        3,550           126,912
Kellogg Co                                                            1,300            85,313
PepsiCo Inc                                                           3,900           114,075
Unilever NV New York Shrs                                               800           140,200
                                                                                 ------------
                                                                                      694,237
                                                                                 ------------
FOOD STORES - WHOLESALE 1.07%
SuperValu Inc                                                         5,000           141,875
                                                                                 ------------
HOUSEHOLD APPLIANCES 1.41%
Whirlpool Corp                                                        4,000           186,500
                                                                                 ------------
INSURANCE 3.29%
Marsh & McLennan                                                      1,200           124,800
Ohio Casualty                                                         5,000           177,500
SAFECO Corp                                                           3,400           134,088
                                                                                 ------------
                                                                                      436,388
                                                                                 ------------
INVESTMENT BROKERS 0.82%
Morgan Stanley Group                                                  1,900           108,537
                                                                                 ------------
MEDICAL RELATED - DRUGS 3.54%
Abbott Laboratories                                                   2,500           126,875
American Home Products                                                1,800           105,525
Bristol-Myers Squibb                                                  1,100           119,625
Lilly (Eli) & Co                                                      1,600           116,800
                                                                                 ------------
                                                                                      468,825
                                                                                 ------------





OIL & GAS RELATED 4.29%
Amoco Corp                                                            1,300           104,650
Exxon Corp                                                            1,400           137,200
Repsol SA Sponsored ADR                                               5,000           190,625
Royal Dutch Petroleum New York
   Registry 5 Gldr Shrs                                                 800           136,600
                                                                                 ------------
                                                                                      569,075
                                                                                 ------------
PAPER & PAPER PRODUCTS 1.85%
Kimberly-Clark Corp                                                   1,400           133,350
Westvaco Corp                                                         3,900           112,125
                                                                                 ------------
                                                                                      245,475
                                                                                 ------------
POLLUTION CONTROL EQUIPMENT &
   SERVICES 0.86%
WMX Technologies                                                      3,500           114,187
                                                                                 ------------
PUBLISHING 0.79%
Gannett Co                                                            1,400           104,825
                                                                                 ------------
RETAIL 5.98%
CVS Corp                                                              2,100            86,888
Circuit City Stores                                                   3,500           105,438
Genuine Parts                                                         3,900           173,550
Giant Food Class A                                                    3,300           113,850
K mart Corp*                                                          8,500            88,188
Penney (J C) Co                                                       2,100           102,375
Sherwin-Williams Co                                                   2,200           123,200
                                                                                 ------------
                                                                                      793,489
                                                                                 ------------
TEXTILES & APPAREL MANUFACTURERS 1.25%
Liz Claiborne                                                         2,000            77,250
Shaw Industries                                                       7,500            88,125
                                                                                 ------------
                                                                                      165,375
                                                                                 ------------
TOBACCO 2.24%
American Brands                                                       2,700           133,987
Imperial Tobacco Group PLC Sponsored ADR*                             2,250            28,547
Philip Morris                                                         1,200           135,150
                                                                                 ------------
                                                                                      297,684
                                                                                 ------------
TRANSPORTATION 1.22%
Caliber System                                                        2,200            42,350
Illinois Central Series A                                             3,750           120,000
                                                                                 ------------
                                                                                      162,350
                                                                                 ------------







UTILITIES 4.94%
CINergy Corp                                                          3,700           123,488
Edison International                                                  6,300           125,212
NYNEX Corp                                                            1,300            62,563
Telefonica de Espana SA Sponsored ADR                                 2,000           138,500
Telefonos de Mexico SA de CV Sponsored ADR
   Representing Ord Series L Shrs                                     3,400           112,200
Texas Utilities                                                       2,300            93,725
                                                                                 ------------
                                                                                      655,688
                                                                                 ------------
TOTAL COMMON STOCKS
   (Cost $6,677,867)                                                                8,086,412
                                                                                 ------------
FIXED INCOME SECURITIES 31.84%
US Government Obligations 22.10%
US Treasury Bonds
   9.375%, 2/15/2006                                                500,000           601,562
   9.250%, 2/15/2016                                                250,000           317,187
US Treasury Notes
   7.500%, 11/15/2001                                               300,000           315,844
   7.250%, 8/15/2004                                                250,000           263,203
   6.375%, 7/15/1999                                                225,000           227,109
   6.375%, 1/15/2000                                                300,000           302,625
   6.375%, 8/15/2002                                                400,000           402,625
   6.125%, 3/31/1998                                                500,000           501,094
                                                                                 ------------
TOTAL US GOVERNMENT OBLIGATIONS
   (Cost $2,923,550)                                                                2,931,249
                                                                                 ------------
US Government Agency Obligations 5.25%
Federal Home Loan Mortgage, Gold,
   Participation Certificates
   8.000%,10/1/2010                                                  73,351            75,542
   6.500%, 7/1/2001                                                  97,538            97,576
Federal National Mortgage Association
   Gtd Mortgage Pass-Through Certificates
   8.500%, 3/1/2010                                                 145,269           151,245
   6.500%, 5/1/2026                                                 147,730           141,085
   6.000%, 5/1/2009                                                 152,147           147,492
Government National Mortgage Association I
   Pass-Through Certificates
   7.500%, 3/15/2026                                                 83,459            83,542
                                                                                 ------------
TOTAL US GOVERNMENT AGENCY OBLIGATIONS
   (Cost $692,103)                                                                    696,482
                                                                                 ------------
Corporate Bonds 4.49%
BANKING 2.28%
ABN Amro Bank NV, Sub Notes
   7.550%, 6/28/2006                                                200,000           206,826








NationsBank Corp, Sub Notes,
   6.500%, 3/15/2006                                                100,000            95,642
                                                                                 ------------
                                                                                      302,468
                                                                                 ------------
FOOD PRODUCTS & BEVERAGES 0.74%
PepsiCo Inc, Medium-Term Notes,
   5.875%, 6/1/2000                                                 100,000            98,536
                                                                                 ------------
POLLUTION CONTROL EQUIPMENT &
   SERVICES 1.47%
WMX Technologies, Notes,
   6.375%, 12/1/2003                                                200,000           195,057
                                                                                 ------------
TOTAL CORPORATE BONDS
   (Cost $599,323)                                                                    596,061
                                                                                 ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $4,214,976)                                                                4,223,792
                                                                                 ------------
SHORT-TERM INVESTMENTS -
   REPURCHASE AGREEMENTS 7.19%
Repurchase Agreement with State Street Bank
   & Trust Co dated 12/31/1996 due 1/2/1997
   at 6.500%, repurchased at $954,345
   (Collateralized  by US Treasury
   Bonds due 5/15/2017 at 8.750%,
   value $985,859) (Cost $954,000)                                  954,000           954,000
                                                                                 ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $11,846,843) (Cost for Income
   Tax Purposes $11,893,579)                                                       13,264,204
                                                                                 ============

UTILITIES Portfolio
COMMON STOCKS 84.11%
OIL & GAS RELATED 17.02%
Coastal Corp                                                          1,250            61,094
Enron Corp                                                            1,200            51,750
ENSERCH Corp                                                            600            13,800
Flores & Rucks*                                                         400            21,300
Key Production*                                                         800            10,200
Louis Dreyfus Natural Gas*                                              850            14,556
MidAmerican Energy Holdings                                             500             7,938
NGC Corp                                                                700            16,275
PanEnergy Corp                                                          700            31,500
Sonat Inc                                                             1,150            59,225
TransCanada PipeLines                                                 2,800            49,000
Union Pacific Resources Group                                         2,400            70,200
Williams Cos                                                          2,250            84,375
                                                                                 ------------
                                                                                      491,213
                                                                                 ------------





TELECOMMUNICATIONS 8.17%
AT&T Corp                                                             1,200            52,200
Clearnet Communications Class A*                                        700             7,700
Deutsche Telekom AG Sponsored ADR*                                    2,000            41,788
Frontier Corp                                                           850            19,231
Lucent Technologies                                                       1                38
MFS Communications*                                                     600            32,700
McLeod Inc Class A*                                                   1,350            34,425
NEXTEL Communications Class A*                                        1,900            24,819
Portugal Telecom SA Sponsored ADR                                       200             5,650
Telefonica del Peru SA Sponsored ADR
   Representing Class B Shrs                                            300             5,662
Viatel Inc*                                                           1,300            11,700
                                                                                 ------------
                                                                                      235,913
                                                                                 ------------
Utilities 58.92%
ELECTRIC 32.16%
Allegheny Power System                                                1,400            42,525
American Electric Power                                               1,200            49,350
Calpine Corp*                                                         1,000            20,000
Central & South West                                                  1,230            31,519
Central Louisiana Electric                                              950            26,244
CILCORP Inc                                                             300            10,987
CIPSCO Inc                                                            1,400            50,575
DQE Inc                                                               1,000            29,000
Empire District Electric                                                400             7,500
FPL Group                                                             1,500            69,000
Florida Public Utilities                                                500            10,313
GPU Inc                                                                 200             6,725
IES Industries                                                        1,200            35,850
Idaho Power                                                           1,650            51,356
Interstate Power                                                        300             8,700
KU Energy                                                             2,100            63,000
NIPSCO Industries                                                     1,300            51,513
Oklahoma Gas & Electric                                               1,040            43,420
PP&L Resources                                                          600            13,800
PacifiCorp                                                            2,200            45,100
PECO Energy                                                             900            22,725
Portland General                                                        910            38,220
Public Service of Colorado                                            2,500            97,187
SCANA Corp                                                            2,000            53,500
Southern Co                                                             400             9,050
TNP Enterprises                                                       1,500            41,063
                                                                                 ------------
                                                                                      928,222
                                                                                 ------------
GAS 3.99%
Columbia Gas System                                                     800            50,900
Equitable Resources                                                     400            11,900
New Jersey Resources                                                    400            11,700
ONEOK Inc                                                             1,350            40,500
                                                                                 ------------
                                                                                      115,000
                                                                                 ------------





TELEPHONE 22.77%
ALLTEL Corp                                                           1,400            43,925
Ameritech Corp                                                        1,270            76,994
Bell Atlantic                                                         1,250            80,937
BellSouth Corp                                                        1,970            79,539
Century Telephone Enterprises                                         1,200            37,050
Cincinnati Bell                                                         200            12,325
GTE Corp                                                                250            11,375
NYNEX Corp                                                            1,650            79,406
SBC Communications                                                    1,500            77,625
Southern New England Telecommunications                               2,000            77,750
Sprint Corp                                                           1,200            47,850
US WEST Communications Group                                          1,000            32,250
                                                                                 ------------
                                                                                      657,026
                                                                                 ------------
TOTAL UTILITIES                                                                     1,700,248
                                                                                 ------------
TOTAL COMMON STOCKS
   (Cost $2,329,281)                                                                2,427,374
                                                                                 ------------
PREFERRED STOCKS 0.83%
Utilities 0.83%
ELECTRIC 0.26%
Niagara Mohawk Power, 9.500%,
   Series M Pfd                                                         300             7,425
                                                                                 ------------
GAS 0.57%
MCN Corp, Conv Pfd (Each shr consists
   of five-sixths interest
   in a shr of 8.750% Conv Pfd)                                         600            16,575
                                                                                 ------------
TOTAL PREFERRED STOCKS
   (Cost $20,531)                                                                      24,000
                                                                                 ------------
SHORT-TERM INVESTMENTS - US GOVERNMENT
   AGENCY OBLIGATIONS 15.06%
Federal Home Loan Mortgage
   5.520%, 1/6/1997                                                 100,000            99,923
   5.460%, 1/2/1997                                                 150,000           149,977
   5.350%, 1/7/1997                                                 185,000           184,835
                                                                                 ------------
   (Cost $434,735)                                                                    434,735
                                                                                 ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $2,784,547#)                                                               2,886,109
                                                                                 ============


^ Step up bonds are obligations which increase the interest payment rate at a specific point in time. Rate shown reflects current rate which may step up at a future date.

* Security is a payment-in-kind (PIK) bond. PIK bonds may make interest payments in additional securities.

~ Security may make dividend payments in other types of securities or cash.

* Security is non-income producing.

# Also represents cost for income tax purposes.

^ The following are restricted securities at December 31, 1996:


                                                                                     Value as
                                              Acquisition       Acquisition              % of
Description                                       Date(s)              Cost        Net Assets
---------------------------------------------------------------------------------------------

High Yield Portfolio
Allied Waste North America,
   Sr Sub Notes 10.250%,
   12/1/2006                                     11/25/96          $250,000             1.87%
Brooks Fiber Properties,
   Sr Discount Step-Up Notes
   Zero Coupon, 11/1/2006                         11/1/96           143,231              1.14
Celestica International,
   Gtd Sr Sub Notes
   10.500%, 12/31/2006                           11/12/96           250,000              1.87
Continental Airlines, Sr Notes,
   9.500%, 12/15/2001                             12/4/96           250,000              1.82
Freedom Chemical, Sr Sub Notes,
   10.625%, 10/15/2006                           10/10/96           250,000              1.87
Gorges/Quick-to-Fix Foods,
   Sr Sub Notes 11.500%, 12/1/2006               11/21/96           100,000              0.74
HS Resources, Sr Sub Notes,
   9.250%, 11/15/2006                            11/22/96           248,705              1.82
InterAct Systems, Units                           7/30/96            70,514              0.36
International Home Foods,
   Sr Sub Notes 10.375%, 11/1/2006               10/29/96           250,000              1.85
International Wireless
   Communications Holdings, Units                 9/13/96           108,498              0.78
   LodgeNet Entertainment, Sr Notes
   12/16/96 - 10.250%, 12/15/2006                12/23/96           300,250              2.14
Microcell Telecommunications
   Conditional Warrants (Exp 2006)               11/19/96             9,906              0.10
Warrants (Exp 2006)                              11/19/96             9,906              0.10
Motors & Gears, Sr Notes, Series A,
   10.750%, 11/15/2006                            11/1/96           100,000              0.74
National Energy Group, Sr Notes,
   10.750%, 11/1/2006                            10/29/96           250,000              1.87
Newport News Shipbuilding,
   Sr Sub Notes 9.250%, 12/1/2006                11/21/96           250,000              1.84






Occidente y Caribe Celular SA,
   Units                                          5/31/96           127,429              0.96
OmniPoint Corp, Sr Notes, Series A,
   11.625%, 8/15/2006                            11/22/96           263,125              1.85
Parker Drilling, Gtd Sr Notes,
   9.750%, 11/15/2006                             11/5/96           248,038              1.87
PriCellular Wireless, Sr Notes,
   10.750%, 11/1/2004                            10/30/96           250,000              1.85
Rayovac Corp, Sr Sub Notes,
   10.250%, 11/1/2006                            10/17/96           250,000              1.83
TV Filme, Sr Notes, 12.875%,
   12/15/2004                                    12/16/96           200,000              1.43
                                                                                 ------------
                                                                                       30.70%
                                                                                 ============

Summary of Investments by Country

                                                                       % of
                                                  Country        Investment
Country                                              Code        Securities             Value
---------------------------------------------------------------------------------------------

High Yield Portfolio
Argentina                                              AR             1.95%          $261,875
Australia                                              AS              1.76           235,125
Brazil                                                 BR              1.50           200,750
Canada                                                 CA              4.14           554,125
Colombia                                               CO              1.01           135,000
Germany                                                GM              0.41            55,500
United Kingdom                                         UK              2.33           312,500
United States                                          US             86.90        11,638,032
                                                                    -------------------------
                                                                    100.00%       $13,392,907
                                                                    =========================

See Notes to Financial Statements

                                   INVESCO Variable Investment Funds, Inc.
                                     Statement of Assets and Liabilities
                                             December 31, 1996

                                                                 High        Industrial             Total
                                                                Yield            Income            Return         Utilities
                                                            Portfolio         Portfolio         Portfolio         Portfolio
                                                          -----------------------------------------------------------------

ASSETS
Investment Securities:
   At Cost~                                               $13,076,434       $19,657,182       $11,846,843        $2,784,547
                                                          =================================================================
   At Value~                                              $13,392,907       $21,690,465       $13,264,204        $2,886,109
Cash                                                           36,872                 0             1,237            38,873
Receivables:
   Fund Shares Sold                                           456,146           640,857           158,401             2,108
   Dividends and Interest                                     169,086            70,747            95,556             4,198
Organization Costs                                              7,364             7,364             7,364             7,364
Prepaid Expenses and Other Assets                                 574               846               686               249
                                                          -----------------------------------------------------------------
TOTAL ASSETS                                               14,062,949        22,410,279        13,527,448         2,938,901
                                                          -----------------------------------------------------------------
LIABILITIES
Payables:
   Custodian                                                        0            39,581                 0                 0
   Investment Securities Purchased                                  0                 0                 0           263,926
   Fund Shares Repurchased                                      3,896            14,250               582             1,557
Accrued Expenses and Other Payables                            20,702            14,181            13,763            13,170
                                                          -----------------------------------------------------------------
TOTAL LIABILITIES                                              24,598            68,012            14,345           278,653
                                                          -----------------------------------------------------------------
Net Assets at Value                                       $14,038,351       $22,342,267       $13,513,103        $2,660,248
                                                          =================================================================
NET ASSETS
Paid-in Capital*                                          $13,708,907       $20,308,654       $12,143,988        $2,560,194
Accumulated Undistributed (Distributions in
   Excess of) Net Investment Income                             8,383               330           (1,502)           (1,508)
Accumulated Undistributed Net Realized
   Gain (Loss) on Investment Securities
   and Foreign Currency Transactions                            4,588                 0          (46,744)                 0
Net Appreciation of Investment Securities
   and Foreign Currency Transactions                          316,473         2,033,283         1,417,361           101,562
                                                          -----------------------------------------------------------------
Net Assets at Value                                       $14,038,351       $22,342,267       $13,513,103        $2,660,248
                                                          =================================================================
Shares Outstanding                                          1,191,508         1,559,051         1,023,019           222,570
Net Asset Value, Offering and Redemption
   Price per Share                                            $ 11.78           $ 14.33           $ 13.21           $ 11.95
                                                          =================================================================

~ Investment securities at cost and value at December 31, 1996 include repurchase agreements of $609,000, $1,754,000 and $954,000 for High Yield, Industrial Income and Total Return Portfolios, respectively.

* The Fund has 500 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Portfolio.

See Notes to Financial Statements

                                 INVESCO Variable Investment Funds, Inc.
                                        Statement of Operations
                                     Year Ended December 31, 1996

                                                                 High        Industrial             Total
                                                                Yield            Income            Return         Utilities
                                                            Portfolio         Portfolio         Portfolio         Portfolio
                                                          -----------------------------------------------------------------

INVESTMENT INCOME
INCOME
Dividends                                                 $       399      $    244,513      $    180,891       $    31,028
Interest                                                      843,895           290,332           274,106             5,433
   Foreign Taxes Withheld                                           0           (2,198)           (4,149)             (119)
                                                          -----------------------------------------------------------------
   TOTAL INCOME                                               844,294           532,647           450,848            36,342
                                                          -----------------------------------------------------------------
EXPENSES
Investment Advisory Fees                                       50,693           105,932            77,890             5,716
Transfer Agent Fees                                             5,000             5,000             5,000             5,000
Administrative Fees                                            11,267            12,119            11,558            10,143
Custodian Fees and Expenses                                     9,301            10,691             8,271             3,076
Directors' Fees and Expenses                                    7,856             8,059             7,933             7,532
Organization Expenses                                           3,682             3,682             3,682             3,682
Professional Fees and Expenses                                 18,043            19,083            18,344            15,306
Registration Fees and Expenses                                    151               142               190                97
Other Expenses                                                  5,895             3,706             2,637               488
                                                          -----------------------------------------------------------------
TOTAL EXPENSES                                                111,888           168,414           135,505            51,040
Fees and Expenses Absorbed
   Investment Adviser                                        (38,708)          (34,295)          (37,492)          (39,955)
Fees and Expenses Paid Indirectly                             (5,590)           (7,000)           (4,545)           (2,511)
                                                          -----------------------------------------------------------------
NET EXPENSES                                                   67,590           127,119           93,468              8,574
                                                          -----------------------------------------------------------------
NET INVESTMENT INCOME                                         776,704           405,528           357,380            27,768
                                                          -----------------------------------------------------------------
REALIZED AND UNREALIZED GAIN(LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on Investment
   Securities and Foreign Currency
   Transactions                                               412,110         1,122,522           (3,764)            30,198
Change in Net Appreciation of Investment
   Securities and Foreign Currency
   Transactions                                               260,801         1,369,048          888,821             87,087
                                                          -----------------------------------------------------------------
NET GAIN ON INVESTMENT SECURITIES                             672,911         2,491,570           885,057           117,285
                                                          -----------------------------------------------------------------
Net Increase in Net Assets from Operations                $ 1,449,615         2,897,098         1,242,437           145,053
                                                          =================================================================

See Notes to Financial Statements

                                       INVESCO Variable Investment Funds, Inc.
                                         Statement of Changes in Net Assets
                                               Year Ended December 31

                                                                     High Yield                     Industrial Income
                                                                     Portfolio                           Portfolio
                                                          -------------------------------     ------------------------------
                                                               1996              1995              1996              1995

OPERATIONS
Net Investment Income                                     $   776,704       $   238,738       $   405,528       $   126,346
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                          412,110           171,439         1,122,522           170,187
Change in Net Appreciation of Investment
   Securities and Foreign Currency Transactions               260,801            55,093         1,369,048           660,022
                                                          -------------------------------     ------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                  1,449,615           465,270         2,897,098           956,555
                                                          -------------------------------     ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                       (768,178)         (239,112)         (405,328)         (126,762)
In Excess of Net Investment Income                                  0                 0             (514)                 0
Net Realized Gain on Investment Securities                  (407,604)         (171,439)       (1,121,678)         (170,179)
                                                          -------------------------------     ------------------------------
TOTAL DISTRIBUTIONS                                       (1,175,782)         (410,551)       (1,527,520)         (296,941)
                                                          -------------------------------     ------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                              13,157,662         7,336,473        15,001,088         8,978,068
Reinvestment of Distributions                               1,175,782           410,551         1,527,203           296,941
                                                          -------------------------------     ------------------------------
                                                           14,333,444         7,747,024        16,528,291         9,275,009
Amounts Paid for Repurchases of Shares                    (5,801,973)       (3,192,335)       (3,917,900)       (2,096,909)
                                                          -------------------------------     ------------------------------
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                             8,531,471         4,554,689        12,610,391         7,178,100
                                                          -------------------------------     ------------------------------
Total Increase in Net Assets                                8,805,304         4,609,408        13,979,969         7,837,714
NET ASSETS
Beginning of Period                                         5,233,047           623,639         8,362,298           524,584
                                                          -------------------------------     ------------------------------
End of Period                                             $14,038,351        $5,233,047       $22,342,267        $8,362,298
                                                          ===============================     ==============================
Accumulated Undistributed (Distributions in
   Excess of) Net Investment Income Included
   in Net Assets at End of Period                         $     8,383        $    (143)       $       330        $    (200)

                                 ---------------------------------------------------------




FUND SHARE TRANSACTIONS
Shares Sold                                                 1,101,791           657,306         1,070,184           764,485
Shares Issued from Reinvestment
   of Distributions                                            99,812            37,188           106,660            23,604
                                                          -------------------------------     ------------------------------
                                                            1,201,603           694,494         1,176,844           788,089
Shares Repurchased                                          (484,030)         (282,878)         (282,515)         (175,375)
                                                          -------------------------------     ------------------------------
Net Increase in Fund Shares                                   717,573           411,616           894,329           612,714
                                                          ===============================     ==============================

See Notes to Financial Statements

                                              INVESCO Variable Investment Funds, Inc.
                                         Statement of Changes in Net Assets (Continued)
                                                      Year Ended December 31

                                                                    Total Return                          Utilities
                                                                      Portfolio                           Portfolio
                                                        -------------------------------      ------------------------------
                                                               1996              1995              1996              1995

OPERATIONS
Net Investment Income                                    $    357,380      $    128,352      $     27,768       $     1,924
Net Realized Gain (Loss) on Investment
   Securities and Foreign Currency
   Transactions                                               (3,764)             2,985            30,198             (175)
Change in Net Appreciation of Investment
   Securities and Foreign Currency
   Transactions                                               888,821           529,556            87,087            14,475
                                                        -------------------------------      ------------------------------
NET INCREASE IN NET
   ASSETS FROM OPERATIONS                                   1,242,437           660,893           145,053            16,224
                                                        -------------------------------      ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                       (361,829)         (124,147)          (27,885)           (1,807)
In Excess of Net Investment Income                           (43,701)                 0           (1,508)                 0
                                                        -------------------------------      ------------------------------
Net Realized Gain on Investment Securities                      (781)           (2,985)          (30,023)                 0
                                                        -------------------------------      ------------------------------
TOTAL DISTRIBUTIONS                                         (406,311)         (127,132)          (59,416)           (1,807)
                                                        -------------------------------      ------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                               7,825,087         7,764,103         2,346,356           282,916
Reinvestment of Distributions                                 406,311           127,132            59,416             1,807
                                                        -------------------------------      ------------------------------
                                                            8,231,398         7,891,235         2,405,772           284,723
Amounts Paid for Repurchases of Shares                    (2,107,418)       (2,926,643)         (120,953)          (34,348)
                                                        -------------------------------      ------------------------------
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                             6,123,980         4,964,592         2,284,819           250,375
                                                        -------------------------------      ------------------------------
Total Increase in Net Assets                                6,960,106         5,498,353         2,370,456           264,792
NET ASSETS
Beginning of Period                                         6,552,997         1,054,644           289,792            25,000
                                                        -------------------------------      ------------------------------
End of Period                                           $  13,513,103      $  6,552,997      $  2,660,248       $   289,792
                                                        ===============================      ==============================
Accumulated Undistributed (Distributions
   in Excess of) Net Investment Income
   Included in Net Assets at End of Period              $     (1,502)      $      4,449      $    (1,508)       $       117

                               ---------------------------------------------------------------




FUND SHARE TRANSACTIONS
Shares Sold                                                   616,196           684,722           201,321            27,466
Shares Issued from Reinvestment
   of Distributions                                            30,758            10,470             4,972               167
                                                        -------------------------------      ------------------------------
                                                              646,954           695,192           206,293            27,633
Shares Repurchased                                          (163,597)         (260,017)          (10,467)           (3,389)
                                                        -------------------------------      ------------------------------
Net Increase in Fund Shares                                   483,357           435,175           195,826            24,244
                                                        ===============================      ==============================

See Notes to Financial Statements

                    INVESCO Variable Investment Funds, Inc.
                         Notes to Financial Statements

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. (the "Fund"), was incorporated in Maryland and presently consists of eight separate Portfolios: Dynamics Portfolio, Growth Portfolio, Health Sciences Portfolio, High Yield Portfolio, Industrial Income Portfolio, Small Company Growth Portfolio, Technology Portfolio, Total Return Portfolio and Utilities Portfolio. High Yield Portfolio, Industrial Income Portfolio, Total Return Portfolio and Utilities Portfolio (the "Portfolios") are presented herein. The investment objectives of the Portfolios are: To seek a high level of current income by investing principally in lower rated bonds and other debt securities and in preferred stock for the High Yield Portfolio; to seek the best possible current income for the Industrial Income Portfolio; to seek a high total return on investment through capital appreciation and current income for the Total Return Portfolio; and to seek capital appreciation and income on securities of companies principally engaged in public utilities for the Utilities Portfolio. Dynamics Portfolio, Health Sciences Portfolio, Small Company Growth Portfolio and Technology Portfolio commenced investment operations on January 1, 1997. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
       Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
       Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
       If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.

       Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
       Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.
B. REPURCHASE AGREEMENTS - Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest.
C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis.
       Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investments includes fluctuations from currency exchange rates and fluctuations in market value.
       The High Yield Portfolio invests primarily in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.
       The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
        Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of each Portfolio to sell a security at a fair price and may substantially delay the sale of the security which each Portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.
        Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the United States.

D. FEDERAL AND STATE TAXES - The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
        Total Return and Utilities Portfolios incurred and elected to defer post-October 31 net capital losses of $8,192 and $1,911, respectively, to the year ended December 31, 1997. Net capital loss carryovers utilized in 1996 by Utilities Portfolio amounted to $175. To the extent future capital gains are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders. Therefore, no federal income tax provision is required.
        Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 1996, amounts qualifying for the dividends received deduction available to the Fund's corporate shareholders were as follows:

                                                                     Qualifying
Portfolio                                                            Percentages
--------------------------------------------------------------------------------
High Yield Portfolio                                                    0.03%
Industrial Income Portfolio                                            17.45%
Total Return Portfolio                                                 37.31%
Utilities Portfolio                                                    48.56%

        Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, foreign currency transactions, nontaxable dividends, corporate actions, net operating losses and expired capital loss carryforwards.
        For the year ended December 31, 1996, the effects of such differences were as follows:

                                             Accumulated             Accumulated
                                           Undistributed           Undistributed
                                            Net Realized             Net Gain on
                                              Investment              Investment
Portfolio                                         Income              Securities
--------------------------------------------------------------------------------
Industrial Income Portfolio                    $   844               $   (844)
Total Return Portfolio                          42,199                (42,199)

F. ORGANIZATION COSTS - Organization costs of $73,640 advanced by INVESCO Funds Group, Inc. ("IFG") are amortized and are payable on a straight-line basis over a sixty-month period from the date the Fund commenced operations. IFG has agreed that if it redeems any of its initially acquired shares of the Fund during the five years from the date the Fund commenced operations, the proceeds payable to it in respect of such shares will be reduced by a pro rata share of the Fund's unamortized organization costs.
G. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.
H. EXPENSES - Each of the Portfolios bears expenses incurred specifically on its behalf and, in addition, each Portfolio bears a portion of general expenses, based on the relative net assets of each Portfolio.
        Under an agreement  between  each  Portfolio  and the Fund's  Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Other Expenses, which include Pricing Expenses, are reduced by credits earned by each Portfolio from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
        For the year ended December 31, 1996, Fees and Expenses Paid Indirectly consisted of the following:

                                          Custodian Fees                 Other
Portfolio                                  and Expenses                Expenses
--------------------------------------------------------------------------------
High Yield Portfolio                           $5,562                     $28
Industrial Income Portfolio                     6,196                     804
Total Return Portfolio                          3,981                     564
Utilities Portfolio                             2,511                       0

NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS.  IFG serves  as  the   Fund's
investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Portfolio's average net assets as follows:

                                                 AVERAGE NET ASSETS
                                     -------------------------------------------
                                      $0 to         $500 Million          Over
                                      $500             to $1               $1
Portfolio                            Million           Billion           Billion
--------------------------------------------------------------------------------
High Yield Portfolio                  0.60%             0.55%             0.45%
Industrial Income Portfolio           0.75%             0.65%             0.55%
Total Return Portfolio                0.75%             0.65%             0.55%
Utilities Portfolio                   0.60%             0.55%             0.45%

    In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of High Yield, Industrial Income and Utilities Portfolios are made by ITC. A separate Sub-Advisory Agreement between IFG and INVESCO Capital Management, Inc. ("ICM"), an affiliate of IFG, provides that investment decisions of Total Return Portfolio are made by ICM. Fees for such sub-advisory services are paid by IFG.
    In accordance with an Administrative Agreement, each Portfolio pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
    IFG receives a transfer agent fee of $5,000 per Portfolio per year. The fee is paid monthly at one-twelfth of the annual fee.
    IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by each Portfolio.
NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Portfolio                                           Purchases          Sales
--------------------------------------------------------------------------------
High Yield Portfolio                               $37,718,150      $ 30,473,788
Industrial Income Portfolio                         20,105,854        11,200,283
Total Return Portfolio                               3,374,519            53,098
Utilities Portfolio                                  2,515,953           407,466

    The aggregate cost of purchases and proceeds from sales of U.S. Government securities were as follows:

Portfolio                                           Purchases          Sales
--------------------------------------------------------------------------------
Industrial Income Portfolio                        $2,219,063        $1,013,778
Total Return Portfolio                              3,098,876         1,082,807

NOTE 4 - APPRECIATION AND DEPRECIATION. At December 31, 1996, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Portfolio were as follows:

                                   Gross             Gross               Net
Portfolio                       Appreciation      Depreciation      Appreciation
--------------------------------------------------------------------------------
High Yield Portfolio            $   420,248        $  103,775       $   316,473
Industrial Income Portfolio       2,251,930           218,647         2,033,283
Total Return Portfolio            1,599,300           181,939         1,417,361
Utilities Portfolio                 130,695            29,133           101,562

NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG, ITC or ICM.
    The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan were based on an annual rate equal to 25% of the retainer fee at the time of retirement. As of July 1, 1996, benefits are based on an annual rate of 40% of the retainer fee at the time of retirement.

    Pension expenses for the year ended December 31, 1996, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                   Unfunded
                                    Pension         Accrued             Pension
Portfolio                           Expenses     Pension Costs         Liability
--------------------------------------------------------------------------------
High Yield Portfolio                  $71              $137              $215
Industrial Income Portfolio            93               227               329
Total Return Portfolio                 82               136               227
Utilities Portfolio                     4                17                20

NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Portfolio. Each Portfolio agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 1996, there were no such borrowings.

                       INVESCO Variable Investment Funds, Inc.
                                 Financial Highlights
                 (For a Fund Share Outstanding Throughout Each Period)

                                                                       Period
                                                                        Ended
                                            Year Ended December 31   December 31
                                            ----------------------   -----------
                                               1996         1995        1994^
                                            High Yield Portfolio

PER SHARE DATA
Net Asset Value -
   Beginning of Period                       $ 11.04       $ 10.01     $ 10.00
                                            ----------------------   -----------

INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                           0.72          0.55        0.05
Net Gains on Securities
   (Both Realized and
   Unrealized)                                  1.11          1.43        0.01
                                            ----------------------   -----------

Total from Investment
   Operations                                   1.83          1.98        0.06
                                            ----------------------   -----------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                            0.71          0.55        0.05
Distributions from
   Capital Gains                                0.38          0.40        0.00
                                            ----------------------   -----------
Total Distributions                             1.09          0.95        0.05
                                            ----------------------   -----------
Net Asset Value -
   End of Period                             $ 11.78       $ 11.04     $ 10.01
                                            ======================   ===========

TOTAL RETURN>                                 16.59%        19.76%      0.60%*

RATIOS
Net Assets -- End of
   Period ($000 Omitted)                     $14,033        $5,233     $   624
Ratio of Expenses to
   Average Net Assets#                        0.87%@        0.97%@      0.74%~
Ratio of Net Investment
   Income to Average
   Net Assets#                                 9.19%         8.79%      2.72%~
Portfolio Turnover Rate                         380%          310%        23%*

^ From May 27, 1994, commencement of operations, to December 31, 1994.

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the periods shown.

* Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
  representative of a full year.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.32%, 2.71% and 30.38%, respectively, and ratio of net investment income to average net assets would have been 8.74%, 7.05% and (26.92%), respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized

                            INVESCO Variable Investment Funds, Inc.
                               Financial Highlights (Continued)
                     (For a Fund Share Outstanding Throughout Each Period)



                                                                   Period
                                                                    Ended
                                        Year Ended December 31   December 31
                                      -------------------------- -----------
                                        1996            1995        1994^

                                      Industrial Income Portfolio

PER SHARE DATA
Net Asset Value -
   Beginning of Period                $ 12.58         $ 10.09      $  10.00
                                      -------------------------- ----------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                    0.28            0.19          0.03
Net Gains on Securities
   (Both Realized and
   Unrealized)                           2.52            2.76          0.09
                                      -------------------------- ----------
Total from Investment
   Operations                            2.80            2.95          0.12
                                      -------------------------- ----------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income+                    0.28            0.20          0.03
Distributions from
   Capital Gains                         0.77            0.26          0.00
                                      -------------------------- ----------
Total Distributions                      1.05            0.46          0.03
                                      -------------------------- ----------
Net Asset Value -
   End of Period                      $ 14.33         $ 12.58      $  10.09
                                      ========================== ==========

TOTAL RETURN>                          22.28%          29.25%        1.23%*

RATIOS
Net Assets -
   End of Period
   ($000 Omitted)                     $22,342         $ 8,362      $    525
Ratio of Expenses to
   Average Net Assets#                 0.95%@          1.03%@        0.79%~
Ratio of Net Investment
   Income to Average
   Net Assets#                          2.87%           3.50%        1.69%~
Portfolio Turnover Rate                   93%             97%           0%*
Average Commission
   Rate Paid^^                        $0.0867              -             -

^  From August 10, 1994, commencement of operations, to December 31, 1994.

+ Distributions in excess of net investment income for the year ended December 31, 1996, aggregated less than $0.01 on a per share basis.

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the periods shown.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.19%, 2.31% and 32.55%, respectively, and ratio of net investment income to average net assets would have been 2.63%, 2.22% and (30.07%), respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~  Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                      INVESCO Variable Investment Funds, Inc.
                          Financial Highlights (Continued)
               (For a Fund Share Outstanding Throughout Each Period)


                                                                       Period
                                                                        Ended
                                            Year Ended December 31   December 31
                                       ---------------------------   -----------
                                         1996              1995         1994^
                                       Total Return Portfolio

PER SHARE DATA
Net Asset Value -
   Beginning of Period                 $  12.14        $   10.09      $  10.00
                                       ---------------------------   -----------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                      0.36             0.25          0.09
Net Gains on Securities
   (Both Realized and
   Unrealized)                             1.12             2.05          0.09
                                       ---------------------------   -----------
Total from Investment
   Operations                              1.48             2.30          0.18
                                       ---------------------------   -----------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                       0.36             0.24          0.09
In Excess of Net
   Investment Income                       0.05             0.00          0.00
Distributions from
   Capital Gains                           0.00             0.01          0.00
                                       ---------------------------   -----------
Total Distributions                        0.41             0.25          0.09
                                       ---------------------------   -----------
Net Asset Value -
   End of Period                       $  13.21        $   12.14      $  10.09
                                       ===========================   ===========
TOTAL RETURN>                            12.18%           22.79%        1.75%*

RATIOS
Net Assets -
   End of Period
   ($000 Omitted)                      $ 13,513        $   6,553      $  1,055
Ratio of Expenses to
   Average Net Assets#                   0.94%@           1.01%@        0.86%~
Ratio of Net Investment
   Income to Average
   Net Assets#                            3.44%            3.91%        3.86%~
Portfolio Turnover Rate                     12%               5%           0%*
Average Commission
   Rate Paid^^                         $ 0.0890               -             -

^  From June 2, 1994, commencement of operations, to December 31, 1994.

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the periods shown.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.30%, 2.51% and 16.44%, respectively, and ratio of net investment income to average net assets would have been 3.08%, 2.41% and (11.72%), respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~  Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                     INVESCO Variable Investment Funds, Inc.
                        Financial Highlights (Continued)
             (For a Fund Share Outstanding Throughout Each Period)

                                                                       Period
                                                                        Ended
                                          Year Ended December 31     December 31
                                       ---------------------------   -----------
                                          1996              1995         1994+
                                       Utilities Portfolio

PER SHARE DATA
Net Asset Value -
   Beginning of Period                 $   10.84          $  10.00     $  10.00
                                       ---------------------------   -----------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                       0.13              0.07         0.00
Net Gains on Securities
   (Both Realized and
   Unrealized)                              1.26              0.84         0.00
                                       ---------------------------   -----------
Total from Investment
   Operations                               1.39              0.91         0.00
                                       ---------------------------   -----------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                        0.13              0.07         0.00
In Excess of Net
   Investment Income                        0.01              0.00         0.00
                                       ---------------------------   -----------
Distributions from
   Capital Gains                            0.14              0.00         0.00
                                       ---------------------------   -----------
Total Distributions                         0.28              0.07         0.00
                                       ---------------------------   -----------
Net Asset Value -
   End of Period                       $   11.95          $  10.84     $  10.00
                                       ===========================   ===========

TOTAL RETURN>                             12.76%             9.08%        0.00%

RATIOS
Net Assets -
   End of Period
   ($000 Omitted)                         $2,660              $290          $25
Ratio of Expenses to
   Average Net Assets#                    1.16%@            1.80%@        0.00%
Ratio of Net Investment
   Income to Average
   Net Assets#                             2.92%             2.47%        0.00%
Portfolio Turnover Rate                      48%               24%           0%
Average Commission Rate
   Paid^^                               $  0.1055                -            -

+ All of the expenses for the Portfolio were voluntarily absorbed by IFG for the period ended December 31, 1994, since investment operations did not commence during 1994.

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the periods shown.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 5.36% and 57.13%, respectively, and ratio of net investment income to average net assets would have been (1.28%) and (52.86%), respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                      Report of Independent Accountants


To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the INVESCO Variable Investment Funds, Inc. (the "Fund") at December 31, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and the application of alternative procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP

Denver, Colorado
January 24, 1997

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



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



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


INVESCO FUNDS

INVESCO Funds Group, Inc.(SM) Distributor
7800 E. Union Avenue
Post Office Box 173706
Denver, CO 80217-3706

1-800-525-8085

This information must be preceded or accompanied by a current prospectus.